Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Leland Gershell, M.D., Ph.D., the Principal Financial Officer of Capricor Therapeutics, Inc. (the “Company”), hereby certifies, to his knowledge, that:

(1) the Annual Report on Form 10-K of the Company for the quarterly period ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Date: March 30, 2016

/s/ Leland Gershell, M.D., Ph.D.
Name: Leland Gershell, M.D., Ph.D.
Title: Chief Financial Officer and Principal Financial Officer